ASSIGNMENT AND ASSUMPTION OF
SELLER’S INTEREST IN OPERATING LEASE

THIS ASSIGNMENT AND ASSUMPTION OF SELLER’S INTEREST IN OPERATING LEASE (this “Assignment”), dated as of the 4th day of January, 2007, is made by and between Gettinger Associates, L.P. a New York limited partnership (“Assignor”), and 1407 Broadway Real Estate LLC, a Delaware limited liability company (“Assignee”).

WHEREAS, Assignor and Assignee entered into that certain Sale and Purchase Agreement dated as of the 25th day of October, 2006 (the “Sales Contract”) for the sale and purchase of the Property (as such term is defined in the Sales Contract);

WHEREAS, pursuant to the Sales Contract, Assignor desires to assign, transfer, set over and deliver to Assignee all of Assignor's right, title and interest as lessee under that certain Sub-Lease dated February 1, 1954, between Webb & Knapp, Inc., and landlord, and Assignor, as tenant, which Sub-Lease was recorded in the Office of the Register of the City of New York, New York County, on February 6, 1954 in Liber 4868, Page 339 (the “Operating Lease”); and

WHEREAS, Assignee desires to assume the duties and obligations of Assignor with respect to the Operating Lease;

NOW, THEREFORE, in accordance with the Sales Contract and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00), the receipt and sufficiency of which are hereby acknowledged, the parties do hereby covenant and agree as follows and take the following actions:

1. Assignor does hereby assign, transfer, set over and deliver unto Assignee, without representation, warranty or recourse, all of Assignor’s right, title and interest in and to the Operating Lease.

2. THE OPERATING LEASE IS BEING ASSIGNED WITHOUT ANY REPRESENTATION, WARRANTY OR RECOURSE BY OR AGAINST ASSIGNOR WHATSOEVER. ASSIGNEE IS HEREBY ACQUIRING THE OPERATING LEASE BASED SOLELY UPON ASSIGNEE’S OWN INDEPENDENT INVESTIGATIONS AND NOT IN RELIANCE ON ANY INFORMATION PROVIDED BY ASSIGNOR OR ASSIGNOR’S AGENTS OR REPRESENTATIVES. ASSIGNOR SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST OR PRESENT, EXPRESSED OR IMPLIED, CONCERNING THE OPERATING LEASE OR ASSIGNOR’S TITLE THERETO. WITHOUT LIMITATION OF THE FOREGOING, ASSIGNEE’S ACQUISITION OF THE OPERATING LEASE IS SUBJECT TO ALL OF THE PERMITTED EXCEPTIONS SET FORTH IN (AND AS SUCH TERM IS DEFINED IN) THE SALES CONTRACT.

3. Assignee hereby accepts the foregoing assignment of the Operating Lease and hereby assumes all duties and obligations of Assignor thereunder, arising on and after the date hereof. Assignee shall defend, indemnify, and hold harmless Assignor against and from all claims, liabilities, suits, judgments, losses, damages, costs and expenses (including, without limitation, attorneys’ fees and disbursements) asserted against, suffered or incurred by Assignor, its successors or assigns, arising out of or in connection with (i) the failure of Assignee to pay, perform or observe any of the terms, covenants and conditions of the Operating Lease required to be paid, performed or observed by the lessee thereunder on or after the date hereof and/or (ii) any acts or omissions occurring on or after the date hereof in connection with the Operating Lease. The foregoing provisions of this Paragraph 3 shall not limit or otherwise affect any indemnification or other obligations of the purchaser, its successors or assigns under or pursuant to this Assignment and/or under or pursuant to the Sales Contract.

4. In addition to and without limitation of the provisions of Paragraph 3 above and the provisions of the Sales Contract, Assignee shall defend, indemnify and hold harmless Assignor from and against any and all claims, liabilities, suits, judgements, losses, damages, costs and expenses (including, without limitation, attorneys’ fees and disbursements) asserted against, suffered by or incurred by Assignor, its successors or assigns, arising out of or in connection with this Assignment, whether arising or accruing prior to, at the time of, or subsequent to, the date of this Assignment.

5. This Assignment shall be (a) binding upon, and inure to the benefit of, the parties to this Assignment and their respective heirs, legal representatives, successors and assigns, and (b) construed in accordance with the laws of the jurisdiction in which the Property is located, without regard to the application of choice of law principles, except to the extent such laws are superseded by federal law.

6. This Assignment may be executed in any number of counterparts, which together shall constitute a single agreement of the parties hereto. This Assignment shall be duly recorded by Assignee in the office of the Register of the City of New York, New York County, at Assignee’s expense, within five (5) days after the date this Assignment shall be executed and delivered by the parties.

7. By execution of a copy of this Assignment, Lightstone Holdings, LLC (“Guarantor”) hereby absolutely, unconditionally and irrevocably guarantees the full and timely performance, payment and observation by Assignee of all of Assignee’s covenants and obligations under and/or pursuant to this Assignment. Guarantor hereby waives notice of acceptance of the provisions of this paragraph 7, notice of default under this Assignment or any other notices required under this Assignment, and all other notices to which Guarantor might otherwise be entitled, whether by statute, rule of law or otherwise, and any demand for payment or performance pursuant to the provisions of this paragraph 7. Guarantor’s obligations under the provisions of this paragraph 7 shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) any amendment, extension, renewal or modification of, or addition or supplement to, any of the terms, conditions or provisions of this Assignment; (b) any compromise, release, consent, extension, indulgence or other action or inaction with respect to any of the terms, conditions or provisions of this Assignment; (c) any exercise, non-exercise or delay in exercise by Assignor of any right, power or remedy under or in respect of this Assignment, or any waiver of any such right, power or remedy; (d) any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, liquidation, or the like of Assignee or any other guarantor, or the discharge or release of Assignee or any other guarantor in any such bankruptcy proceeding; (e) any sale, lease or transfer of any or all of the assets, shares of stock, partnership interests or other ownership interests of Assignee or Guarantor; or (f) any other circumstance, whether or not Guarantor, Assignee or Seller shall have had actual or constructive notice or knowledge thereof. The liability of Guarantor is coextensive with that of Assignee and also joint and several with Assignee, and action or suit may be brought against Guarantor and carried to final judgment and/or completion and recovery had, either with or without making Assignee a party thereto. Insofar as the payment by of any sums of money to Assignor is involved, the provisions of this paragraph 7 shall constitute a guaranty of payment and not of collection.

8. Assignor, in compliance with Section 13 of the Lien Law, covenants that Assignor will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

IN WITNESS WHEREOF, this Assignment has been signed and delivered by the parties as of the date first above written.

ASSIGNOR:

Gettinger Associates, L.P.,
a New York limited partnership

By: Gettinger Ltd., general partner

by: /s/ Robert S. Gettinger
Name: Robert S. Gettinger
Title: President

ASSIGNEE:

1407 Broadway Real Estate LLC
a Delaware limited liability company

By: /s/ David Lichtenstein
Name: David Lichtenstein
Title: President

GUARANTOR:

Lightstone Holdings, LLC

By: /s/ David Lichtenstein
Name: David Lichtenstein
Title: President